UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 4, 2026
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On November 4, 2026, Marriott Vacations Worldwide Corporation (the “Company”) issued a press release reporting financial results for the quarter ended September 30, 2026. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On November 4, 2026, the Company intends to post a new investor presentation to the Investor Relations – Events and Presentations section of the Company’s website, www.marriottvacationsworldwide.com. The Company’s investor presentation is expected to contain information that may be deemed material to investors. The Company uses its website to disseminate updates to its investor presentation and does not intend to file or furnish a Current Report on Form 8-K to alert investors each time the presentation is updated.
The Company routinely posts important information, including news releases, announcements and other statements about its business and results of operations, that may be deemed material to investors on the Investor Relations section of the Company’s website, www.marriottvacationsworldwide.com. The Company uses its website as a means of disclosing material, nonpublic information and for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website in addition to following the Company’s press releases, filings with the SEC, public conference calls and webcasts. The information on, or accessible through, the Company’s website, including the investor presentation, is not incorporated by reference into this Current Report on Form 8-K.
As provided in General Instruction B.2 of Form 8-K, the information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
99.1	Press release reporting financial results for the quarter ended September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated: November 4, 2026	By:	/s/ Jason P. Marino
	Name:	Jason P. Marino
	Title:	Executive Vice President and Chief Financial Officer

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